UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 27, 2000

                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          0-24997              22-3615289
         --------                          ---------            ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


   4651 Route 42 Turnersville, New Jersey                  08012
   ---------------------------------------               ---------
(Address of principal executive offices)                 (Zip Code)


                                 (856) 629-6000
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On July 27, 2000, South Jersey Financial Corporation, Inc. announced that the Agreement of Merger dated as of March 15, 2000, by and among Richmond County Financial Corp. and South Jersey Financial Corporation, was approved. The merger is expected to be completed early next week.

         A press release  announcing the meeting  results is attached as Exhibit
99.

Item 7.  Financial Statements and Other Exhibits.

         Exhibit 99 Press Release dated July 27,2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:          July 28, 2000      By:  /s/ Robert J. Colacicco
                                        ----------------------------------------
                                        Robert J. Colacicco
                                        President and Chief Executive Officer



Dated:          July 28, 2000       By:  /s/ Gregory M. DiPaolo
                                        ----------------------------------------
                                        Gregory M. DiPaolo
                                        Executive Vice President, Treasurer
                                        and Chief Operating Officer